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                               ING PARTNERS, INC.


                          Supplement dated May 13, 2005
               to the Statement of Additional Information ("SAI")
                              dated April 29, 2005

     Effective immediately, the section entitled "Investment Policies, Practices and Various Securities in General - American Depositary Receipts" on page 20 of the SAI is deleted and replaced with the following:

     AMERICAN DEPOSITARY RECEIPTS -- Certain Portfolios may invest in American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other securities representing interests in securities of foreign companies (collectively, "Depositary Receipts"). ADRs are certificates issued by a U.S. depository (usually a bank) that represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. A Portfolio may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. A Portfolio may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate that settles at the Portfolio's custodian in five days. A Portfolio may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country, and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are traded in foreign currency. ADRs will be considered to be denominated in U.S. dollars and not treated as "foreign securities" for purposes of the limitations on such investments.

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     EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts also involve the risks of other investments in foreign securities.





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